Federated Total Return Government Bond Fund

INSTITUTIONAL SERVICE SHARES

SUPPLEMENT TO PROSPECTUS DATED APRIL 30, 2009

1. Under the heading entitled “How to Purchase Shares?” please delete the fourth and fifth paragraphs in their entirety.

October 26, 2009

Cusip                      31429A204

41277 (10/09)